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                                                                   EXHIBIT 23(f)


                       CONSENT OF PAINEWEBBER INCORPORATED


          We hereby consent to the inclusion and summarization of our opinions in the Joint Proxy Statement/Prospectus constituting a part of the Registration Statement on Form S-4 of MidAmerican Energy Company and all references to our firm included therein.


Dated October 24, 1994


                              PAINEWEBBER INCORPORATED


                              By  /s/ Thomas R. Osborne
                                 ----------------------
                                Name: Thomas R. Osborne
                                Title: Vice President